UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 16, 2014

                          SYNERGY RESOURCES CORPORATION
                     ---------------------------------------
             (Exact name of Registrant as specified in its charter)

        Colorado                     001-35245                   20-2835920
  ------------------------       ------------------           ----------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
    of incorporation)                                        Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
                -----------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of the Company's shareholders was held on April 16, 2014. At the meeting the following persons were elected as directors for the upcoming year:

      Name                         Votes For         Votes Withheld
      ----                         ---------         --------------


      Edward Holloway              41,268,229          9,619,975
      William E. Scaff, Jr.        41,268,229          9,619,975
      Rick A. Wilber               50,516,711            371,493
      Raymond E. McElhaney         47,533,206          3,354,998
      Bill M. Conrad               47,533,706          3,354,498
      George Seward                45,133,659          5,754,545
      R.W. Noffsinger, III         50,514,149            374,055

     At the meeting the following proposals were ratified by the shareholders.

     (1) To approve an amendment to the Company's Articles of Incorporation increasing the amount of common stock the Company is authorized to issue from 100,000,000 shares to 200,000,000 shares; and

     (2) To ratify the appointment of EKS&H LLLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2014.


                                     Votes                    Broker
                   -----------------------------------------
    Proposal       For          Against        Abstain      Non-Votes

      1.        61,831,781    7,870,942        176,766     18,991,285

      2.        69,819,558      141,447        135,797     18,991,285

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 16, 2014

                                 SYNERGY RESOURCES CORPORATION



                                 By:/s/ Frank L. Jennings
                                    --------------------------------------------
                                    Frank L. Jennings, Principal Financial
                                    Officer